                                                                  Exhibit 10.360

The Columns Shopping Center

                                   ASSIGNMENT

     This Assignment is made as of the 24th day of August 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN JACKSON COLUMNS, L.L.C., a Delaware limited liability company ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under into that certain Letter Agreement for the purchase and sale of a Shopping Center dated as of June 22, 2004, as amended and entered into by Jackson Property Associates, G.P., a Georgia general partnership, as Seller, and Assignor, as Buyer (collectively, the "Agreement"), for the sale and purchase of the property described by the Agreement, located in Jackson, Tennessee.

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.


                              ASSIGNOR:

                              INLAND REAL ESTATE ACQUISITIONS, INC.
                              an Illinois corporation


                              By:  \s\ [ILLEGIBLE]
                                 ------------------------------
                              Name:  [ILLEGIBLE]
                                   ------------------------------
                              As Its:  Sr VP
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                              ASSIGNEE:

                              INLAND WESTERN JACKSON COLUMNS,
                              L.L.C., a Delaware limited liability company

                              By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

                              By:  \s\ [ILLEGIBLE]
                                 ------------------------------
                              Name:  [ILLEGIBLE]
                                   ------------------------------
                              As Its:  authorized agent
                                     ------------------------------